CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us under the heading “Financial Highlights” in this Post-Effective Amendment No. 115 to Registration Statement Nos. 2-75503, 811-03364 on Form N-1A.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

June 27, 2011